UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2017
NEXEO SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36477	46-5188282
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

3 Waterway Square Place, Suite 1000
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On December 6, 2017, Nexeo Solutions, Inc. (the “Company”) announced its consolidated financial results for the quarter and fiscal year ended September 30, 2017. Copies of the Company’s press release and related presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. The press release and presentation contain certain non-GAAP financial information. Reconciliations of such information to GAAP financial measures are included in the press release and presentation.

The information in this Current Report, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT	DESCRIPTION

99.1	Press Release

99.2	Nexeo Solutions, Inc. Fourth Quarter and Fiscal Year 2017 Earnings Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS, INC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Administrative Officer

Dated: December 6, 2017

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release

99.2	Nexeo Solutions, Inc. Fourth Quarter and Fiscal Year 2017 Earnings Presentation